EMPLOYMENT AGREEMENT


     EMPLOYMENT AGREEMENT (the "Agreement"), effective January 1, 1999, by and between MULTI-LINK TELECOMMUNICATIONS, INC., a Colorado corporation (the "Company"), and SHAWN B. STICKLE (the "Employee"). The Company hereby continues the employment of the Employee and the Employee hereby accepts continued employment with the Company on the terms and conditions hereinafter set forth.

     1. Term. Subject to the provisions for termination as provided in Section 4 of this Agreement, the term of this Agreement shall commence on January 1, 1999, and shall terminate on January 1, 2002.

     2. Nature of Employment. The Company hereby continues the employment of the Employee as the President and Chief Operating Officer of the Company to perform such duties and have such powers as the Employee substantially performed for the Company on the date of this Agreement as well as those additional duties and powers as may be agreed upon between the Board of Directors of the Company and the Employee. The Employee shall perform the Employee's duties hereunder primarily in the Denver, Colorado metropolitan area. The Board of Directors of the Company may not materially change the Employee's duties or positions without the Employee's consent. The Employee agrees to abide by the Articles of Incorporation, Bylaws, Company policies and the provisions of this Agreement, and agrees to devote the Employee's full business time and best efforts to the Employee's employment under this Agreement as is reasonably required. The Employee may carry on outside activities so long as those activities do not conflict with nor compete with the Employee's job responsibilities and corporate duties. The Employee shall, at all times, faithfully with due diligence and to the best of the Employee's ability, experience and talent, perform all the duties hereunder.

     3. Compensation, Vacations and Expenses.

          a. Salary. The Company shall pay to the Employee a salary during the term of this Agreement in accordance with the amount set forth on Schedule A hereof. This amount may be increased as determined by the Board of Directors of the Company through an amendment to Schedule A.

          b. Vacations and Fringe Benefits. The Employee shall be entitled to an annual vacation of at least the minimum vacation time established by the Company for its employees. The Employee shall further be entitled to participate in and receive the benefits provided under any employee benefit program which may be adopted and maintained by the Company (including, without limitation, those described on Schedule A) and for which the Employee is eligible by virtue of Employee's employment hereunder, but only as and to the extent the Employee would otherwise be eligible as provided in any said program.

          c. Reimbursement of Expenses. The Employee is authorized to incur reasonable expenses while performing the Employee's duties under this Agreement, including expenses for entertainment, travel, automobile, and similar items incurred on behalf of the Company in an amount consistent with Company policies. The Company will reimburse the Employee upon the presentation by the Employee of itemized accounts of such reasonable and appropriate expenditures.


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


     4. Termination of Agreement.

          a. Termination by Employee Upon Notice. The Employee may terminate this Agreement without cause upon 30 days prior written notice to the Company. In such event, the Employee shall continue to render the services required under this Agreement and shall be paid on the regular payment dates the compensation set forth in Schedule A up to the date of termination.

          b. Termination by Employee Upon Change of Location. The Employee may terminate this Agreement in the Employee's sole discretion upon five days prior written notice to the Company in the event that the Company requires the Employee to perform over 25% of the Employee's work in person at a location outside of the Denver, Colorado metropolitan area, in which event the Company shall pay the Employee, in a single lump-sum payment ("Termination Payment") which shall be paid within 30 days after the effective date of the Employee's termination hereunder, an amount equal to the greater of (i) the Employee's then salary and other compensation payable to the Employee pursuant to this Agreement for the remaining term hereof, or (ii) the Employee's salary and other compensation that the Employee was entitled to receive pursuant to this Agreement during the 12 months immediately preceding the Employee's termination hereunder. In such event, the Employee shall continue to render the services required under this Agreement and shall be paid on the regular payment dates the compensation set forth in Schedule A up to the date of termination.

          c. Termination by the Company Without Cause. The Company may terminate this Agreement without cause upon 30 days prior written notice to the Employee, so long as the Company pays the Employee the Termination Payment described in Section 4.b above in a single lump-sum payment which shall be paid within 30 days after the effective date of the Employee's termination hereunder. In such event, the Employee shall continue to render the services required under this Agreement and shall be paid on the regular payment dates the compensation set forth in Schedule A up to the date of termination.

          d. Termination by the Company for Cause. If the Employee materially fails or refuses to observe the provisions of this Agreement or if the Company determines in its sole discretion that the Employee is not satisfactorily performing any of the duties required of the Employee under this Agreement, the Company shall give the Employee written notice of such failure or refusal and, if the Employee does not correct such failure or refusal within five (5) days after the giving of such notice, this Agreement may be terminated by the Company immediately upon written notice of such termination to the Employee and upon payment by the Company to the Employee for all compensation accrued under this Agreement to the date of termination. In the event of the Employee's fraud, misappropriation or embezzlement of funds, or conviction for any crime punishable as a felony, the Company may terminate this Agreement immediately upon written notice of such termination to the Employee and upon payment by the Company to the Employee for all compensation accrued under this Agreement to the date of termination. In the event of a termination of the Employee's employment for cause in accordance with this Section 4.b, the Company shall have no further obligation to the Employee. However, termination of the Employee's employment for cause shall not terminate or extinguish the Employee's obligation or liability to pay to the Company or any of its affiliates any amount owed to them by the Employee, including, but not limited to, any amounts misappropriated, embezzled or otherwise obtained by the Employee by reason of any of the occurrences referred in this Section 4.d without prejudice to any other rights or remedies of the Company or it affiliates at law or in equity.

          e. Termination Upon Death of Employee. This Agreement shall automatically terminate in the event of the Employee's death. In such case, any accrued compensation or benefits shall inure to the estate of the Employee and the payment thereof shall be the only liability the Company shall have to the Employee's estate.



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



     5. Employee Actions.

          a. Employee Shall Not Disclose Information. The Employee recognizes and acknowledges that the list of the customers, as it may exist from time to time, of the Company or of its subsidiaries and affiliates (collectively "Multi-Link"), and any other proprietary or confidential information, including, but not limited to financial information and information pertaining to the software, marketing and sales operations, financing operations and potential acquisitions (hereinafter "Confidential Information"), used by the Company or Multi-Link, in their businesses are valuable and unique assets of the Company and Multi-Link. Except as permitted by the next sentence, the Employee will not during or for a period of three years after the term of the Employee's employment, disclose any Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent or authorization of the boards of directors of the Company and Multi-Link. Notwithstanding the prohibitions contained in the foregoing sentence, the Employee shall be permitted to disclose such information during the term of his employment to other persons employed by or providing consulting services to the Company or Multi-Link who have a need to know such information for a proper purpose related to the business of the Company or Multi-Link. Upon termination of the Employee's employment by the Company, the Employee shall neither take nor retain any papers, customer lists, manuals, files, or other documents or copies thereof belonging to the  Company  or  Multi-Link.  To the  extent  any  items  of  Confidential
     Information constitute trade secrets under Colorado law, Employee's obligations of confidentiality and nondisclosure shall continue to survive after said three year period to the greatest extent permitted by applicable law. These rights of the Company are in addition to those the Company has under the common law or applicable statutes for the protection of trade secrets.

          b. Non-Compete. The Employee hereby covenants and agrees that the Employee will not, without the prior written consent of the Board of Directors of the Company, directly or by assisting others, whether individually or through any entity controlled by the Employee, during the term of this Agreement and for a period of six months after the termination of this Agreement for any reason (the "Restrictive Period"), on Employee's own behalf or in the service or on behalf of others, whether or not for compensation, engage in any activity that involves leasing, marketing, selling or operating voice mail systems in any state of the United States where the Company is engaged in the business of leasing, marketing, selling or operating voice mail systems or in any country outside of the United States where the Company is engaged in the business of leasing, marketing, selling or operating voice mail systems. In addition, during the Restrictive Period, the Employee shall not have any controlling interest in any person, firm, corporation or business, through a subsidiary or parent entity or other entity which engages in leasing, marketing, selling or operating voice mail systems. Notwithstanding the foregoing, the Employee may own shares of other competing companies whose securities are publicly traded, so long as such securities do not constitute five percent or more of the outstanding securities of any such company.

          c. Non-Solicitation of Company Employees. During the Employee's employment and for six months thereafter, Employee shall not solicit or in any manner encourage employees of the Company or of Multi-Link to leave the employ of the Company or Multi-Link. The foregoing prohibition applies only to employees with whom the Employee had material contact pursuant to Employee's duties during Employee's employment term. "Material contact" means interaction between the Employee and another employee of the Company or Multi-Link: (i) with whom Employee actually dealt; or (ii) whose employment or dealings with the Company or Multi-Link or services for the Company or Multi-Link were handled, coordinated or supervised by the Employee.

          d. Non-Solicitation of Company Customers. During the Employee's employment and for six months immediately following cessation of Employee's employment with the Company for any reason, Employee shall not, on Employee's own behalf or on behalf of any person, partnership, association, corporation or business organization, entity or enterprise (except Company and Multi-Link), solicit any customer of the Company or Multi-Link, or any representative of any such customer with a view to selling or providing any product or service competitive or potentially competitive with any product or service sold or provided by the Company or Multi-Link during the two year period immediately preceding cessation of Employee's employment with the Company, provided that the restrictions set forth herein shall apply only to customers of the Company or Multi-Link, or representatives of such customers with whom Employee had material contact during such two year period. "Material contact" exists between Employee and each of the existing customers of the Company or Multi-Link: (i) with whom Employee actually dealt; or (ii) whose dealings with the Company or Multi-Link were handled, coordinated or supervised by Employee.

          e. Intellectual Property. The Employee shall disclose to the Company all ideas and business plans developed by the Employee during the term of the Employee's employment with the Company which relate to the business conducted by the Company or by Multi-Link. All patents, patent applications, patent licenses, formulas, inventions, improvements, designs, discoveries, processes, software, copyrights, know-how, proprietary information, rights, trademarks, or trade names, or future improvements thereto developed or conceived of by the Employee during any period of employment with the Company shall be promptly disclosed to, and all rights with respect thereto shall be assigned by the Employee to the Company in
     consideration  of  the  remuneration   paid  or  payable  to  the  Employee
     hereunder, and shall be considered work made for hire for the Company within the meaning of Title 17 of the United States Code. The Employee acknowledges that "software" as used in this Section 5.e shall include without limitation all ideas, concepts, know-how, methods, techniques, structures, information and materials relating to the software including source code, object and load modules, requirements specifications, design specifications, design notes, flow charts, decoding sheets, annotations, documentation, and the structures, organization, sequence, designs, formulas and algorithms which reside in the software and which are not generally known to the public or within the industries of trades in which the Company competes.

          f. Remedies. The Employee acknowledges and agrees that Employee's obligations provided in this Section 5 are necessary and reasonable in order to protect the Company, Multi-Link and their respective businesses and the Employee expressly agrees that monetary damages would be inadequate to compensate the Company or Multi-Link for any breach by Employee of Employee's covenants and agreements set forth herein. Accordingly, Employee agrees and acknowledges that any such violation or threatened violation of this Section 5 will cause irreparable injury to the Company and Multi-Link and that, in addition to any other remedies that may be available, in law, in equity or otherwise, the Company and Multi-Link may be entitled to obtain injunctive relief against the prospective breach of this Section 5 or the continuation of any such breach by the Employee without the necessity of proving actual damages.

          g. Construction. In the event that any provision of this Section 5 should ever be deemed to exceed the time, geographic, or other limitations permitted by applicable law, then such provision shall be reformed to the maximum time geographic, or other limitations permitted by applicable law. The provisions of this Section 5 shall be applicable for the period indicated and shall survive the termination of this Agreement.



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



     6. General Matters.

          a. Governing Law. This Agreement shall be governed by the laws of the State of Colorado and shall be construed in accordance therewith.

          b. No Waiver. No provision of this Agreement may be waived except by an Agreement in writing signed by the waiving party. A waiver of any term or provision shall not be construed as a waiver of any other term or provision.

          c. Amendment. This Agreement may be amended or altered at any time, in whole or in part, by filing with this Agreement a written instrument setting forth such changes, signed by all parties.

          d. Binding Effect. This Agreement shall be binding upon the Employee, the Company, and their successors and assigns.

          e. Construction. Throughout this Agreement the singular shall include the plural, the plural shall include the singular, and the masculine shall include the feminine wherever the context so requires.

          f. Text to Control. The headings of Sections are included solely for convenience of reference. If any conflict between any heading and the text of this Agreement exists, the text shall control.

          g. Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions which shall be fully severable, and the Agreement shall be construed and enforced as if such invalid provision had never been included.

          h. Entire Agreement of the Parties. The parties agree that this document contains the entire agreement and understanding between them in relation to the subject matter hereof and no representations, warranties, covenants, understandings, or agreements in relation thereto exist between the parties except as expressly set forth herein.

          i. Notices. Every notice or other communication to be given by either party to the other party with respect to this Agreement, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States certified mail, return receipt requested, postage prepaid, addressed, if to the Company at 811 Lincoln Street, Suite 500, Denver, Colorado 80203, Attention, Nigel V. Alexander and if to the Employee at 401 South Ingalls, Lakewood, Colorado 80226, or such other address or addresses as the Company or the Employee may from time to time designate by written notice given as above provided. Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be of no force and effect until received by the foregoing parties as such addresses specified herein.

          j. Duplicate Originals. This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.



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


          k. Arbitration. Any dispute or controversy of or relating to this Agreement, or any breach of this Agreement, shall be settled by arbitration to be held in Denver, Colorado, in accordance with the rules then in effect of the American Arbitration Association or any successor thereto. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction and the parties irrevocably consent to the jurisdiction of the Colorado state courts for this purpose. The Company shall pay the costs and expenses of such arbitration.

          l. Attorneys' Fees. In the event that the Company or the Employee retains an attorney or attorneys to enforce performance of this Agreement by the other party or to obtain damages or other relief because of violation of the terms of this Agreement by the other party, then all reasonable attorneys' fees and costs of arbitration or litigation are to be borne and paid by the party determined to have failed to perform this Agreement or to be liable for damages or against which other relief is granted.

          m. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of the Employee's employment to the extent necessary to the intended preservation of such rights and obligations.

          n. Remedies Cumulative; No Waiver. No remedy conferred upon a party by this Agreement is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by a party in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof and any such right, remedy or power may be exercised by such party from time to time and as often as may be deemed expedient or necessary by such party in such party's sole discretion.

     The parties have executed this Agreement to be effective as of the date first above written.

                                      MULTI-LINK TELECOMMUNICATIONS, INC.


                                      By: /s/ Nigel V. Alexander
                                          --------------------------------------
                                          Nigel V. Alexander
     Attest:

     /s/
     --------------------------------

                                      EMPLOYEE:


                                      /s/ Shawn B. Stickle
                                      ------------------------------------------
                                      Shawn B. Stickle


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


                                   SCHEDULE A


                     DESCRIPTION OF DUTIES AND COMPENSATION

EMPLOYEE:                                  Shawn B. Stickle

POSITION WITH COMPANY:                     President and Chief Operating Officer

COMPENSATION:

     Salary:  $48,000

BENEFITS:

     Insurance:       Medical,  dental,  disability  (long and short  term)
                      and life to the extent available to all employees of the Company and paid in accordance with Company policy if elected by Employee.

     401(k) Plan:     Available for Employee's election if eligible.

     Medical Reimbursement:    Available for Employee's election if eligible.